UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 1999


                             COMMERCIAL ASSETS, INC.
             (Exact name of registrant as specified in its charter)


                Maryland                      1-2262              84-1240911
     (State or other jurisdiction of     (Commission File       (IRS Employer
     incorporation or organization)          Number)         Identification No.)

   3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9410
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On March 31, 1999, Commercial Assets, Inc. (the "Company") acquired a manufactured home community located in Tampa, Florida from Lake Shore Villas, Inc., The Inn at Lakeshore Villas, Ltd., and Lakeshore Villa Health Care, LTD. The community consists of 290 developed homesites. The developed homesites are 95% occupied.

The  consideration  for  the  community  was  determined   through   arms-length
negotiations with the sellers. Total consideration for the community was $8,300,000 of which $8,000,000 was paid in cash on hand and $300,000 represents estimated initial capital expenditures to be made at the community by the Company. The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases and use leverage; and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Lakeshore Villas Manufactured Home Community for the year ended September 30, 1998 (audited) and the period from October 1, 1998 to December 31, 1998 (unaudited).

(b)      Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Commercial Assets, Inc. and Subsidiaries as of December 31, 1998.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the year ended December 31, 1998.

(c)      Exhibits

         Exhibit No.                            Description

            10.12 Restated Purchase Agreement dated as of April 20, 1998, between Lake Shore Villas, Inc., The Inn at Lakeshore Villas, Ltd., and Lakeshore Villa Health Care, LTD. and Senior Care Group, Inc., Heights Healthcare Company, L.L.C., Community Acquisition and Development Corporation, CAX Lakeshore, L.L.C. and Lakeshore Utilities, L.L.C. (incorporated herein by reference to Exhibit 10.12 to the Registrant's Current Report on Form 8-K dated March 31, 1999, Commission File No. 1-2262, filed on April 13, 1999).

           10.12(a) Seventh Amendment to Purchase Agreement dated as of March 30, 1999, between Heights Healthcare Company, L.L.C., CAX Lakeshore, L.L.C., Lakeshore Utilities, L.L.C. and Senior Care Group, Inc. and Lake Shore Villas, Inc., The Inn at Lakeshore Villas, LTD. and Lakeshore Villa Health Care, LTD. (incorporated herein by reference to Exhibit 10.12(a) to the Registrant's Current Report on Form 8-K dated March 31, 1999, Commission File No. 1-2262, filed on April 13, 1999).

           10.12(b) Agreement to Assign dated as of March 31, 1999, between Heights Healthcare Company, L.L.C. and CAX Lakeshore, L.L.C. (incorporated herein by reference to Exhibit 10.12(b) to the Registrant's Current Report on Form 8-K dated March 31, 1999, Commission File No. 1-2262, filed on April 13, 1999).

              23           Consent of Independent Auditors - Ernst & Young LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COMMERCIAL ASSETS, INC.

Date:  April 30, 1999
                                                   By: /s/David M. Becker
                                                      --------------------------
                                                      David M. Becker
                                                      Chief Financial Officer

        Statement of Excess of Revenues Over Specific Operating Expenses

                  Lakeshore Villas Manufactured Home Community

                          Year ended September 30, 1998

                  Lakeshore Villas Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended September 30, 1998





                                    Contents

Report of Independent Auditors.................................................1
Statement of Excess of Revenues Over Specific Operating Expenses...............2
Notes to Statement of Excess of Revenues Over Specific Operating Expenses......3

                         Report of Independent Auditors

Board of Directors and Stockholders
Commercial Assets, Inc.

We have audited the accompanying statement of excess of revenues over specific operating expenses of the Lakeshore Villas Manufactured Home Community (Note 1) for the year ended September 30, 1998. This statement is the responsibility of the management of Lakeshore Villas Manufactured Home Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Commercial Assets, Inc.. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of Lakeshore Villas Manufactured Home Community for the year ended September 30, 1998 in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

December 3, 1998

                  Lakeshore Villas Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses



                                                                                                 Period from
                                                                              Year ended      October 1, 1998 to
                                                                          September 30, 1998  December 31, 1998
                                                                         ----------------------------------------
                                                                                                 (Unaudited)
Revenues
   Rental                                                                $        1,040,065    $        264,201
    Other                                                                             7,233               1,605
                                                                         ----------------------------------------
                                                                                  1,047,298             265,806

Specific operating expenses
   Property operations and maintenance                                              387,953              80,691
   Real estate taxes                                                                129,634              31,649
                                                                         ----------------------------------------
                                                                                    517,587             112,340
                                                                         ----------------------------------------

Excess of revenues over specific operating expenses                      $          529,711    $        153,466
                                                                         ========================================




See accompanying notes.                                                        2

                  Lakeshore Villas Manufactured Home Community

                    Notes to Statement of Excess of Revenues
                        Over Specific Operating Expenses





1.  Organization and Significant Accounting Policies

Description of Properties

The Lakeshore Villas Manufactured Home Community is a manufactured home community located in Hillsborough County, Florida which contains 290 developed homesites. In March 1999, the Community was sold to Commercial Assets, Inc.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

Item 7(b).


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                 (In thousands)
                                   (Unaudited)


                                                                    As Previously        Pro Forma          Pro Forma
                                                                      Reported          Adjustments          Results
                                                                  ------------------ ------------------ -------------------
ASSETS
Cash and cash equivalents                                             $    3,292         $       --         $    3,292
Short-term investments                                                    45,066             (8,000) (a)        37,066
Real estate, net                                                          12,628              8,300  (a)        20,928
Investment in participating mortgages and leases                           9,328                 --              9,328
Investments in real estate joint ventures                                  1,280                 --              1,280
Investments in and notes receivable from Westrec                           4,011                 --              4,011
CMBS bonds                                                                 1,739                 --              1,739
Other assets, net                                                            890                 --                890
                                                                      ----------         ----------         ----------
      Total Assets                                                    $   78,234         $      300         $   78,534
                                                                      ==========         ==========         ==========

LIABILITIES
Accounts payable and accrued liabilities                              $      872         $      300  (a)    $    1,172
Management fees payable to related parties                                   108                 --                108
                                                                      ----------         ----------         ----------
                                                                             980                300              1,280
                                                                      ----------         ----------         ----------

STOCKHOLDERS' EQUITY
Preferred stock                                                               --                 --                 --
Common stock                                                                 104                 --                104
Additional paid-in capital                                                76,874                 --             76,874
Retained earnings                                                            276                 --                276
                                                                      ----------         ----------         ----------
                                                                          77,254                 --             77,254
                                                                      ----------         ----------         ----------
      Total Liabilities and Stockholders' Equity                      $   78,234         $      300         $   78,534
                                                                      ==========         ==========         ==========



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                  As Previously       Pro Forma        Pro Forma
                                                                    Reported         Adjustments        Results
                                                                 -----------------------------------------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues                                $     --          $  1,047  (b)      $  1,047
Income from participating mortgages and leases                         587                --                587
Property operating expenses                                             --              (518) (b)          (518)
                                                                  --------          --------           --------
Income from property operations before depreciation                    587               529              1,116
Depreciation                                                           (50)             (295) (c)          (345)
                                                                  --------          --------           --------
Income from rental property operations                                 537               234                771
                                                                  --------          --------           --------

Interest and other income                                            3,874              (440) (d)         3,434
CMBS bonds revenue                                                     161                --                161
General and administrative expenses                                   (420)               --               (420)
Management fees paid to manager                                        (87)              (83) (e)          (170)
                                                                  --------          --------           --------

OPERATING INCOME                                                     4,065              (289)             3,776

Acquisition fees paid to manager                                      (124)              (42) (f)          (166)
Costs related to potential marina investments                         (500)               --               (500)
                                                                  --------          --------           --------

NET INCOME                                                        $  3,441          $   (331)          $  3,110
                                                                  ========          ========           ========

BASIC AND DILUTED EARNINGS PER SHARE                              $  0.33           $ (0.03)            $  0.30
                                                                  =======           =======             =======

Weighted-Average Common Shares Outstanding                          10,357            10,357             10,357

Weighted-Average Common Shares and Common Share Equivalents
   Outstanding                                                      10,372            10,372             10,372



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


The pro forma condensed consolidated balance sheet of the Company as of December 31, 1998, is presented as if the March 31, 1999 acquisition of a manufactured home community had occurred on December 31, 1998. The pro forma condensed consolidated statement of income is presented assuming the acquisition had been completed on January 1, 1998. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transaction had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a) Reflects the purchase of Lakeshore Villas Manufactured Home Community for $8,300,000. The Company sold short-term investments and paid $8,000,000 of the acquisition price in cash and recorded $300,000 of estimated initial capital expenditures.

(b) Reflects adjustment for the revenues and property expenses of the community acquired.

(c) Reflects depreciation of acquired assets on the straight-line basis over an estimated useful life of 25 years for land improvements and buildings.

(d) Eliminates the short-term investment income at 5.5% per annum on the cash used to acquire the manufactured home community.

(e) Reflects management fees payable to the Company's manager based upon 1% per annum of the average amount invested.

(f) Reflects acquisition fees paid to the Company's manager based upon 0.5% of the cost of the acquired community.